Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT is made effective as of June 26, 2023 (the “Amendment”), by and among ENERGY 11 OPERATING COMPANY, LLC, a Delaware limited liability company (“Energy 11 Operating”) and ENERGY 11, L.P., a Delaware limited partnership (“Energy 11 LP”; Energy 11 Operating and Energy 11 LP are jointly, severally and collectively referred to herein as the “Borrowers” and each individually as a “Borrower”), ENERGY 11 GP, LLC, a Delaware limited liability company (“the “Guarantor”), each of the Lenders from time to time party hereto, BANCFIRST, an Oklahoma chartered bank (in its individual capacity, “BancFirst”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Borrowers and Lenders entered into that certain Credit Agreement executed on May 13, 2021 which such credit agreement has been amended from time to time and most recently by that certain Third Amendment to Credit Agreement dated as of March 24, 2023 (the “Existing Credit Agreement”), for the purpose and consideration therein expressed; and

WHEREAS, the loan described in the Existing Credit Agreement is currently evidenced by those certain promissory notes from Borrowers in favor of each of the Lenders dated as of May 13, 2021 in the aggregate principal amount of $60,000,000.00 (the “Existing Notes”);

WHEREAS, Borrowers and Lenders desire to amend the Existing Credit Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Existing Credit Agreement, in consideration of the loans and other extensions of credit which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.
DEFINITIONS AND REFERENCES

Section 1.1         Terms Defined in the Existing Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Credit Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2         Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment” means this Fourth Amendment to Credit Agreement.

“Amendment Documents” means this Amendment, any amendments to existing security documents deemed necessary by Administrative Agent and all other Loan Documents executed and delivered in connection herewith.

“Credit Agreement” means the Existing Credit Agreement as amended hereby.

ARTICLE II.

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Section 2.1.         Amendment to Section 9.01 of the Existing Credit Agreement. Section 9.01(a) of the Existing Credit Agreement is hereby amended and restated as follows:

(a)         Current Ratio. Continuing with the fiscal quarter ending June 30, 2023, the Borrowers will not permit, as of the last day of any fiscal quarter, the ratio (as adjusted for any gains and losses from hedging activities of the Consolidated Borrower Entities) of (i) the consolidated current assets (as defined by GAAP) of the Consolidated Borrower Entities to (ii) the consolidated current liabilities (as defined by GAAP) of the Consolidated Borrower Entities less and except all Loans outstanding under this Agreement due to a maturity in less than twelve (12) months, to be less than 1.0 to 1.0.

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

Section 3.1          Effective Date. This Amendment shall become effective as of the date first above written when and only when:

(a)          Amendment Documents. Administrative Agent shall have received duly executed and delivered counterparts of each Amendment Document (i) in form, substance and date satisfactory to Administrative Agent and (ii) in such numbers as Administrative Agent or its counsel may reasonably request.

(b)          Collateral Matters. Borrower shall have executed and delivered an amendment to any Loan Document including, additional mortgages or deeds of trust, deemed necessary by Administrative Agent.

(c)        Officer’s Certificate. Administrative Agent shall have received a certificate of the manager or other responsible officer of Borrower certifying as of the date of this Amendment (i) that there have been no changes to its organizational ddocuments since the Closing Date, (ii) the resolutions of Borrower approving this Amendment, the other Amendment Documents and the related transactions, and (iii) the signature and incumbency certificates of the officers of Borrower (which certification may, if applicable, be by reference to previously delivered incumbency certificates).

(d)          Existence & Good Standing Certificates. Borrower shall be in existence and in good standing with the State of Oklahoma.

(e)          Completion of Proceedings. All partnership, limited liability company, corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to Administrative Agent.

(f)         Other Documentation. Administrative Agent shall have received all documents and instruments which Administrative Agent has then reasonably requested, in addition to those described in this Section 3.1. All such additional documents and instruments shall be reasonably satisfactory to Administrative Agent in form, substance and date.

(g)          No Default. No event shall have occurred and be continuing that would constitute an Event of Default or a Default.

(h)          Loan Fee. Administrative Agent and Lenders shall have received any loan fees due pursuant to the terms of the Existing Credit Agreement or any fee letter or other understanding.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

Section 4.1         Representations and Warranties of Borrower. In order to induce Lenders to enter into this Amendment, Borrower represents and warrants to each Lender that:

(a)         All representations and warranties made by it in any Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof (except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date).

(b)         It has duly taken all limited liability company and limited partnership action necessary to authorize the execution and delivery by it of the Amendment Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder.

(c)         The execution and delivery by it of the Amendment Documents to which it is a party, the performance by it of its obligations under such Amendment Documents, and the consummation of the transactions contemplated by such Amendment Documents, do not and will not (a) conflict with, violate or result in a breach of any provision of (i), to its knowledge, any Law, (ii) its organizational ddocuments, or (iii) any material agreement, judgment, license, order or permit applicable to or binding upon it, (b) result in the acceleration of any iindebtedness owed by it, or (c) result in or require the creation of any llien upon any of its assets or properties except as expressly contemplated or permitted in the Loan Documents. Except (x) as expressly contemplated in the Amendment Documents and (y) such as have been obtained or made and are in full force and effect, to its knowledge, no permit, consent, approval, authorization or order of, and no notice to or filing with, any governmental authority or third party is required on the part of or in its respect in connection with the execution, delivery or performance by it of any Amendment Document or to consummate any transactions contemplated by the Amendment Documents.

(d)         This Amendment is, and the other Amendment Documents when duly executed and delivered will be, legal, valid and binding obligations of it, enforceable against it in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and by general principles of equity.

ARTICLE V.

MISCELLANEOUS

Section 5.1         Reserved.

Section 5.2        Ratification of Agreements. The Existing Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Existing Credit Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Administrative Agent or the Lenders under the Loan Agreement, the Note, or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement, the Note or any other Loan Document.

Section 5.3       Waiver and Release. In consideration of the amendments contained herein, Borrower hereby waives and releases the Administrative Agent and Lenders from any and all claims and defenses, known or unknown, with respect to the Existing Credit Agreement and the other Loan Documents and the transactions contemplated thereby. Borrower agrees to execute and deliver all documents and instruments requested by Administrative Agent in connection with the subject matter hereof, which shall be reasonably satisfactory to Administrative Agent in form, substance and date and each such document or instrument is a Loan Document.

Section 5.4       Survival of Agreements. All of Borrower’s various representations, warranties, covenants and agreements in the Amendment Documents shall survive the execution and delivery thereof and the performance thereof, including the making or granting of the Loans and the delivery of the other Loan Documents, and shall further survive until all of the Indebtedness is paid in full to Administrative Agent for the benefit of the Lenders and all of Lenders’ obligations to Borrower are terminated.

Section 5.5         Fees and Expenses. The Borrower hereby agrees to pay all reasonable attorney fees and legal expenses incurred by Administrative Agent in preparation, execution and implementation of this Amendment.

Section 5.6          Loan Documents. The Amendment Documents are each a Loan Document, and all provisions in the Existing Credit Agreement pertaining to Loan Documents apply thereto.

Section 5.7          Governing Law. This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Oklahoma.

Section 5.8         Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. The Amendment Documents may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

The remainder of this page has been left intentionally blank.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:                                                           ENERGY 11 OPERATING COMPANY, LLC, a Delaware limited liability company

By: ENERGY 11, L.P., a Delaware limited partnership

Title: Sole Member

By:         ENERGY 11 GP, LLC, a Delaware limited liability company

Title:         General Partner

By:         /s/ David McKenney

David McKenney, Manager

ENERGY 11, L.P.

By:         ENERGY 11 GP, LLC, a Delaware limited liability company

Title:         General Partner

By:         /s/ David McKenney

David McKenney, Manager

GUARANTOR:                                                           ENERGY 11 GP, LLC, a Delaware limited liability company

By:         /s/ David McKenney

David McKenney, Manager

Signature Page to Fourth Amendment to Credit Agreement

ADMINISTRATIVE

AGENT/LENDER:                                                     BANCFIRST, as Administrative Agent and a Lender

By:         /s/ Heather Healey Whiteside

Heather Healey Whiteside, Vice President

Signature Page to Fourth Amendment to Credit Agreement

LENDER:                                                                    MIDFIRST BANK

By:         /s/ Chay Kramer

Chay Kramer, Vice President

Signature Page to Fourth Amendment to Credit Agreement

LENDER:                                                                    GATEWAY FIRST BANK

By:         /s/ Charlie Crouse

Charlie Crouse, Senior Commercial Banking Executive

Signature Page to Fourth Amendment to Credit Agreement